                                                                    EXHIBIT 99.1



                AMERICREDIT AUTOMOBILE RECEIVABLES TRUST 2000-B

                                   TERM SHEET

                              Subject to Revision




The Issuing Trust

AmeriCredit Automobile Receivables Trust 2000-B is a Delaware business trust. The issuing trust will issue the notes and be liable for their payment. The issuing trust's principal asset will be a pool of auto loans.

Seller

AFS Funding Corp., or AFS Funding, is a Nevada corporation which is a wholly-owned special-purpose subsidiary of AmeriCredit. AFS Funding will sell the auto loans to the issuing trust.

Servicer and Originator

AmeriCredit Financial Services, Inc., or AmeriCredit, is a Delaware corporation. AmeriCredit originated the auto loans and will service them on behalf of the issuing trust.

The Insurer

Financial Security Assurance Inc., or Financial Security, is a New York financial guaranty insurance company. Financial Security will issue a policy, which will guarantee the payment of timely interest and principal due on the notes but only as described in the section of the prospectus supplement titled "The Policy."

The Trustee

Bank One, N.A., or Bank One, is a national banking association. Bank One will be the trust collateral agent, the indenture trustee and the backup servicer.

Statistical Calculation Date

 . May 2, 2000. This is the date we used in preparing the statistical information used in this term sheet.

Initial Cutoff Date

 . May 22, 2000. The issuing trust will receive amounts collected on the auto loans after this date.

Closing Date

 .  On or about May 25, 2000.

Description of the Securities

The issuing trust will issue four classes of its asset backed notes. The notes are designated as the "Class A-1 Notes,-" the "Class A-2 Notes,-" the "Class A-3 Notes-" -and the "Class A-4 Notes.-"

Each class of notes will have the initial note principal balances, interest rates and final scheduled distribution dates listed in the following table:


                                                Final
           Initial Note                         Scheduled
            Principal                         Distribution
Class        Balance      Interest Rate         Date
-----      ------------   -------------      --------------

A-1        $165,000,000    _________%        June 2001
A-2        $327,000,000    _________%        September 2003
A-3        $224,000,000    LIBOR +__%        September 2004
A-4        $284,000,000    LIBOR+__%         April 2007

LIBOR is the rate for deposits in U.S. dollars for a one-month period which appears on the Dow Jones Telerate Page 3750 (or similar replacement page) as of 11:00 a.m., London time, on the related LIBOR determination date.

LIBOR will be determined on the following dates:

 . May 23, 2000 for the period from the day of the closing to the first distribution date; and

 .  thereafter, the second London business day prior to the prior distribution date.
The notes will initially be issued in book-entry form only, and will be issued in minimum denominations of $1,000 and multiples of $1,000.

You may hold your notes through DTC in the United States or Cedelbank, societe anonyme or in the Euroclear System in Europe.

The notes will be secured solely by the pool of auto loans and the other assets of the issuing trust which are described under the section entitled "The Trust Assets."

Distribution Dates

 .  When AmeriCredit is the servicer:

   The distribution date will be the 5th day of each month, subject to the business day rule set forth below, commencing on July 5, 2000.

 .  If AmeriCredit is not the servicer:

   The distribution date will become the twelfth day of each month.

 .  Insured distributions:

   Financial Security will make payment of any unpaid interest and principal due on the notes on the twelfth day of each month.

 .  Business day rule:

   If any scheduled date for a distribution is not a business day, then the distribution will be made on the next business day.

 .  Record dates:

   The record date for all distribution dates is the close of business on the business day immediately preceding that distribution date.

Interest

Interest on the notes of each class will accrue at the interest rate for that class from a distribution date to the day before the next distribution date. In the case of the first distribution date, interest begins to accrue on the day of the closing.

Interest on the Class A-1, Class A-3 and Class A-4 Notes will be calculated on an "actual/360" basis.

Interest on the Class A-2 Notes will be calculated on a "30/360" basis.

Principal

 . Principal of the notes will be payable on each distribution date in an amount equal to

    (1) 100% of the principal amortization which occurred in the auto loan pool during the prior calendar month, plus

    (2) the amount of excess interest collected on the auto loans during the prior calendar month, after paying interest on the notes and other expenses, which will be used to pay principal on the notes on that distribution date, but only as necessary to build or maintain an amount of over-collateralization required by Financial Security.

  In addition, the outstanding principal amount of the notes of any class, if not previously paid, will be payable on the final scheduled distribution date for that class.

 . The classes of notes are "sequential pay" classes which will receive the amount to be paid as principal to the noteholders on each distribution date as follows:

  -  first, the Class A-1 Notes will be paid off;

  - once the Class A-1 Notes are paid off, the Class A-2 Notes will begin to amortize, until they are paid off;

  - once the Class A-2 Notes are paid off, the Class A-3 Notes will begin to amortize, until they are paid off; and

  - once the Class A-3 Notes are paid off, the Class A-4 Notes will begin to amortize, until they are paid off.

The Trust Assets

The issuing trust's assets will principally include:

 . a pool of auto loans, which are secured by new and used automobiles, light duty trucks and vans;

 .  collections on the auto loans received after May 22, 2000;

 . an assignment of the security interests in the vehicles securing the auto loan pool; and

 .  the pre-funding account.

The Auto Loan Pool

The auto loans consist of motor vehicle retail installment sale contracts originated by dealers and then acquired by AmeriCredit. The auto loans were made primarily to individuals with less than perfect credit due to various factors, including the manner in which those individuals have handled previous credit, the limited extent of their prior credit history, and limited financial resources.



Statistical Information

The statistical information in this term sheet is based on the auto loans in the pool as of May 2, 2000. The statistical distribution of the characteristics of the auto loan pool as of the initial cutoff date, which is May 22, 2000, will vary somewhat from the statistical distribution of those characteristics as of May 2, 2000, although that variance will not be material.

 .  As of May 2, 2000 the auto loans in the pool have:

   -  an aggregate principal balance of $606,121,962;

   -  a weighted average annual percentage rate of approximately 19.30%;

   -  a weighted average original maturity of approximately 60 months;

   -  a weighted average remaining maturity of approximately 60 months; and

   - an individual remaining term of not more than 72 months and not less than 3 months.

 . As of May 22, 2000 the auto loans in the pool are expected to have an aggregate principal balance of approximately $600,000,000.

Pre-Funding Feature

Approximately $400,000,000 of the proceeds of the notes will be held by Bank One in a pre-funding account, and will be used to purchase additional auto loans from AFS Funding. The issuing trust will purchase the additional auto loans from time to time on or before August 31, 2000, from funds on deposit in this account.

These additional auto loans will also have been originated by AmeriCredit, and will not be materially different from the auto loans acquired by the issuing trust on the day of the closing.

The Insurance Policy

On the day of the closing, Financial Security will issue a financial guaranty insurance policy for the benefit of the noteholders. Under this policy, Financial Security will unconditionally and irrevocably guarantee the payments of interest and principal due on the notes during the term of the policy.

If, on any distribution date, the noteholders do not receive the full amount of the payment then due to them, the shortfall will be paid on the twelfth day of that month either from funds available from a spread account or from the proceeds of a drawing under the policy.

Optional Redemption

The Class A-4 Notes, if still outstanding, may be redeemed in whole, but not in part, on any distribution date on which AmeriCredit exercises its "clean-up call" option to purchase the auto loan pool. This can only occur after the pool balance declines to 10% or less of its original balance. The redemption price is equal to the unpaid principal amount of the notes of each class then outstanding plus accrued and unpaid interest.

Mandatory Redemption

 . Each class of notes will be redeemed in part in the event that any pre-funding account moneys remain unused on August 31, 2000. The principal amount of each class of notes to be redeemed will be an amount equal to that class's pro rata share of the remaining amount.

 . The notes may be accelerated and subject to immediate payment at par upon the occurrence of an event of default under the indenture. So long as Financial Security is not in default, the power to declare an event of default will be held by Financial Security. In the case of an event of default, the notes will automatically be accelerated and subject to immediate payment at par.
   The policy issued by Financial Security does not guarantee payment of any amounts that become due on an accelerated basis, unless Financial Security elects, in its sole discretion, to pay those amounts.

Federal Income Tax Consequences

For federal income tax purposes:

  Dewey Ballantine LLP, special tax counsel, is of the opinion that the notes will be treated as debt and the issuing trust will not be treated as an association or publicly traded partnership taxable as a corporation. By your acceptance of a note, you agree to treat the notes as debt.

  Interest on the notes will be taxable as ordinary income

  - when received by a holder using the cash method of accounting, and

  - when accrued by a holder using the accrual method of accounting.

  Dewey Ballantine LLP has prepared the discussion under "Material Federal Income Tax Consequences" in the prospectus supplement and "Material Tax Considerations" in the prospectus and is of the opinion that the discussion accurately states all material federal income tax consequences of the purchase, ownership and disposition of the notes to their original purchaser.

ERISA Considerations

Subject to the important considerations described under "ERISA Considerations" in the prospectus supplement, pension, profit-sharing and other employee benefit plans may purchase notes. You may wish to consult with your counsel regarding the applicability of the provisions of ERISA before purchasing a note.

Legal Investment

The Class A-1 Notes will be eligible securities for purchase by money market funds under Rule 2a-7 of the Investment Company Act of 1940, as amended.

Rating of the Notes

The notes must receive at least the following ratings from Standard & Poor's, a division of the McGraw-Hill Companies, Inc. and Moody's Investors Service, Inc. in order to be issued:


Class                  Rating
-----           ---------------------
                  S&P        Moody's
                --------     --------
A-1               A-1+         P-1
A-2               AAA          Aaa
A-3               AAA          Aaa
A-4               AAA          Aaa

The initial automobile loan pool's composition, distribution by APR and its geographic concentration as of the statistical calculation date are detailed in the following tables:


                  Composition of the Initial Automobile Loans

                     as of the Statistical Calculation Date

                                                    New                        Used                  Total
                                         ------------------------     ---------------------    ----------------
Aggregate Principal Balance(1)                    $146,133,567.65            $459,988,394.37    $606,121,962.02

Number of Automobile Loans                                  8,593                     33,247             41,840

Percent of Aggregate Principal Balance                      24.11%                     75.89%

Average Principal Balance                              $17,006.12                 $13,835.49         $14,486.66
  Range of Principal Balances           ($1,535.36 to $58,943.14)    ($585.58 to $59,010.01)

Weighted Average APR(1)                                     17.90%                     19.75%             19.30%
  Range of APRs                                  (11.45% to 29.00%)         (10.99% to 29.99%)

Weighted Average Remaining Term                                62                         59                 60
  Range of Remaining Terms                       (17 to 72 months)           (3 to 72 months)
Weighted Average Original  Term                                63                         60                 60
  Range of Original Terms                        (18 to 72 months)          (12 to 72 months)

_________________________
(1) Aggregate principal balance includes some portion of accrued interest. As a result, the weighted average APR of the automobile loans may not be equivalent to the automobile loans' aggregate yield on the aggregate principal balance.

              Distribution of the Initial Automobile Loans by APR
                     as of the Statistical Calculation Date

                              Aggregate Principal       % of Aggregate           Number of        % of Total Number of
     APR Range                  Balance(1)            Principal Balance(2)     Automobile Loans     Automobile Loans(2)
----------------            ---------------------     --------------------     ----------------     --------------------
10.000 to 10.999             $     21,238.89                  0.00%                     1                  0.00%
11.000 to 11.999                  121,030.09                  0.02%                     6                  0.01%
12.000 to 12.999                9,059,816.13                  1.49%                   540                  1.29%
13.000 to 13.999                8,164,379.61                  1.35%                   443                  1.06%
14.000 to 14.999               22,620,066.18                  3.73%                 1,253                  2.99%
15.000 to 15.999               24,903,138.88                  4.11%                 1,370                  3.27%
16.000 to 16.999               63,896,512.97                 10.54%                 3,730                  8.91%
17.000 to 17.999              110,439,680.35                 18.22%                 6,970                 16.66%
18.000 to 18.999               68,090,057.48                 11.23%                 4,501                 10.76%
19.000 to 19.999               53,296,204.92                  8.79%                 3,579                  8.55%
20.000 to 20.999               78,631,818.10                 12.97%                 5,856                 14.00%
21.000 to 21.999               64,648,879.50                 10.67%                 4,867                 11.63%
22.000 to 22.999               38,701,767.20                  6.39%                 3,030                  7.24%
23.000 to 23.999               40,075,373.25                  6.61%                 3,461                  8.27%
24.000 to 24.999               19,477,051.71                  3.21%                 1,835                  4.39%
25.000 to 25.999                2,852,225.36                  0.47%                   282                  0.67%
26.000 to 26.999                  711,394.63                  0.12%                    71                  0.17%
27.000 to 27.999                  233,609.31                  0.04%                    25                  0.06%
28.000 to 28.999                   81,431.67                  0.01%                     9                  0.02%
29.000 to 29.999                   96,285.79                  0.02%                    11                  0.03%
                             ---------------                -------                ------                -------
TOTAL                        $606,121,962.02                100.00%                41,840                100.00%
                             ===============                ========               ======                =======

(1) Aggregate principal balances include some portion of accrued interest.
(2) Percentages may not add to 100% because of rounding.

      Distribution of the Initial Automobile Loans by Geographic Location of Obligor as of the Statistical Calculation Date

                            Aggregate Principal         % of Aggregate      Number of Automobile    % of Total Number of
    State                       Balance(1)            Principal Balance(2)          Loans             Automobile Loans(2)
-----------------          --------------------       ------------------    ---------------------    --------------------
Alabama                     $ 10,554,328.07                 1.74%                     725                    1.73%
Arizona                       22,544,789.60                 3.72%                   1,525                    3.64%
California                    73,093,515.38                12.06%                   4,743                   11.34%
Colorado                       6,352,003.51                 1.05%                     445                    1.06%
Connecticut                    7,408,210.53                 1.22%                     500                    1.20%
Delaware                       2,612,835.99                 0.43%                     195                    0.47%
District of Columbia           1,017,334.03                 0.17%                      66                    0.16%
Florida                       48,350,526.88                 7.98%                   3,324                    7.94%
Georgia                       18,491,927.72                 3.05%                   1,213                    2.90%
Illinois                      27,232,897.09                 4.49%                   1,866                    4.46%
Indiana                       12,300,894.56                 2.03%                     866                    2.07%
Iowa                           3,365,197.36                 0.56%                     247                    0.59%
Kansas                         3,689,284.12                 0.61%                     273                    0.65%
Kentucky                       7,927,068.03                 1.31%                     584                    1.40%
Louisiana                     10,181,627.25                 1.68%                     700                    1.67%
Maine                          2,192,181.16                 0.36%                     177                    0.42%
Maryland                      11,575,460.54                 1.91%                     775                    1.85%
Massachusetts                  9,483,052.13                 1.56%                     745                    1.78%
Michigan                      19,820,001.94                 3.27%                   1,368                    3.27%
Minnesota                      8,104,115.17                 1.34%                     567                    1.36%
Mississippi                    4,359,299.00                 0.72%                     281                    0.67%
Missouri                       8,503,365.69                 1.40%                     595                    1.42%
Nebraska                       2,029,871.63                 0.33%                     144                    0.34%
Nevada                        10,505,731.54                 1.73%                     731                    1.75%
New Hampshire                  1,945,571.36                 0.32%                     159                    0.38%
New Jersey                    17,539,736.39                 2.89%                   1,275                    3.05%
New Mexico                     3,553,265.37                 0.59%                     255                    0.61%
New York                      28,033,291.98                 4.63%                   2,031                    4.85%
North Carolina                18,042,550.38                 2.98%                   1,233                    2.95%
Ohio                          28,350,699.23                 4.68%                   2,103                    5.03%
Oklahoma                       5,233,441.19                 0.86%                     370                    0.88%
Oregon                         1,916,403.85                 0.32%                     148                    0.35%
Pennsylvania                  34,087,591.24                 5.62%                   2,537                    6.06%
Rhode Island                   2,283,283.25                 0.38%                     177                    0.42%
South Carolina                 8,555,636.50                 1.41%                     542                    1.30%
Tennessee                      9,805,421.79                 1.62%                     673                    1.61%
Texas                         69,636,841.57                11.49%                   4,448                   10.63%
Utah                           3,219,286.90                 0.53%                     243                    0.58%
Virginia                      16,662,747.27                 2.75%                   1,133                    2.71%
Washington                     9,049,017.73                 1.49%                     652                    1.56%
West Virginia                  3,391,588.06                 0.56%                     250                    0.60%
Wisconsin                      9,237,084.11                 1.52%                     666                    1.59%
Other(3)                       3,882,984.93                 0.64%                     290                    0.69%
                            ---------------               ------                   ------                  ------
TOTAL                       $606,121,962.02               100.00%                  41,840                  100.00%
                            ===============               ======                   ======                  ======

(1) Aggregate principal balances include some portion of accrued interest.
(2) Percentages may not add to 100% because of rounding.
(3) States with aggregate principal balances less than $1,000,000.

Yield and Prepayment Considerations

     Prepayments can be made on any of the auto loans at any time.   If
prepayments are received on the auto loans, their actual weighted average life may be shorter than their weighted average life would be if all payments were made as scheduled and no prepayments were made. Prepayments on the auto loans may include moneys received from liquidations due to default and proceeds from credit life, credit disability, and casualty insurance policies. Weighted average life means the average amount of time during which any principal is outstanding on an auto loan.

     The rate of prepayments on the auto loans may be influenced by a variety of economic, social, and other factors, including the fact that no borrower under an auto loan may sell or transfer that auto loan without the consent of AmeriCredit. AmeriCredit believes that the weighted average life of the auto loans will be substantially shorter than their scheduled weighted average life. This opinion is based primarily on AmeriCredit's assessment of what the actual rate of prepayments will be. Any risk resulting from faster or slower prepayments of the auto loans will be borne solely by the noteholders.

     The rate of payment of principal of the notes will depend on the rate of payment, and the rate of prepayments, of principal on the auto loans. It is possible that the final payment on any class of notes could occur significantly earlier than the date on which the final distribution for that class of notes is scheduled to be paid. Any risk resulting from early payment of the notes will be borne solely by the noteholders.

     Prepayments on auto loans can be measured against prepayment standards or models. The model used in this term sheet, the Absolute Prepayment Model, or ABS, assumes a rate of prepayment each month which is related to the original number of auto loans in a pool of loans. ABS also assumes that all of the auto loans in a pool are the same size, that all of those auto loans amortize at the same rate, and that for every month that any individual auto loan is outstanding, payments on that particular auto loan will either be made as scheduled or the auto loan will be prepaid in full. For example, in a pool of receivables originally containing 10,000 auto loans, if a 1% ABS were used, that would mean that 100 auto loans would prepay in full each month. The percentage of prepayments that is assumed for ABS is not an historical description of prepayment experience on pools of auto loans or a prediction of the anticipated rate of prepayment on either the pool of auto loans involved in this transaction or on any pool of auto loans. You should not assume that the actual rate of prepayments on the auto loans will be in any way related to the percentage of prepayments that we assume for ABS.

     The tables below which are captioned "Percent of Initial Note Principal Balance at Various ABS Percentages" are based on ABS and were prepared using the following assumptions:

 . the issuing trust includes three pools of auto loans with the characteristics set forth in the following table;

 . all prepayments on the auto loans each month are made in full at the specified constant percentage of ABS and there are no defaults, losses or repurchases;

 . each scheduled monthly payment on the auto loans is made on the last day of each month and each month has 30 days;

 . the initial principal amounts of each class of notes are equal to the initial principal amounts set forth on page 1 of this term sheet;

 .  interest accrues on the notes at the following assumed coupon rates: Class A-
   1 Notes, 6.8263%; Class A-2 Notes, 7.39%; Class A-3 Notes, 6.7338%; and Class A-4 Notes, 6.8038%;

 .  payments on the notes are made on the fifth day of each month;

 .  the notes are purchased on May 25, 2000;

 . the scheduled monthly payment for each auto loan was calculated on the basis of the characteristics described in the following table and in such a way that each auto loan would amortize in a manner that will be sufficient to repay the principal balance of that auto loan by its indicated remaining term to maturity;

 . the first due date for each auto loan is the last day of the month of the assumed cutoff date for that auto loan as set forth in the following table;

 . all of the pre-funding account money is used to purchase additional auto loans;

 . AmeriCredit exercises its "clean-up call" option to purchase the auto loans at the earliest opportunity;

 . accelerated principal will be paid on each class of the notes on each distribution date until the first distribution date on which the over-collateralization required by Financial Security is achieved; and

 . the difference between the gross APR and the net APR is equal to the base servicing fee due to the servicer, and the net APR is further reduced by the fees due to Bank One, the owner trustee and Financial Security.

                                                                        Remaining Term
                   Aggregate                          Assumed Cutoff      to Maturity        Seasoning
    Pool       Principal Balance        Gross APR        Date            (in Months)        (in Months)
 ---------     -----------------       -----------    --------------    --------------      -----------
     1          $  600,000,000           19.30%         6/1/2000               60                0
     2          $  200,000,000           19.30%         7/1/2000               60                0
     3          $  200,000,000           19.30%         8/1/2000               60                0
                --------------
   Total        $1,000,000,000
                ==============


     The following tables were created relying on the assumptions listed above. The tables indicate the percentages of the initial principal amount of each class of notes that would be outstanding after each of the listed distribution dates if certain percentages of ABS are assumed. The tables also indicate the corresponding weighted average lives of each class of notes if the same percentages of ABS are assumed.

     The assumptions used to construct the tables are hypothetical and have been provided only to give a general sense of how the principal cash flows might behave under various prepayment scenarios. The actual characteristics and performance of the auto loans will differ from the assumptions used to construct the tables. For example, it is very unlikely that the auto loans will prepay at a constant level of ABS until maturity or that all of the auto loans will prepay at the same level of ABS. Moreover, the auto loans have diverse terms and that fact alone could produce slower or faster principal distributions than indicated in the tables at the various constant percentages of ABS, even if the original and remaining terms to maturity of the auto loans are as assumed. Any difference between the assumptions used to construct the tables and the actual characteristics and performance of the auto loans, including actual prepayment experience or losses, will affect the percentages of initial balances outstanding on any given date and the weighted average lives of each class of notes.

     The percentages in the tables have been rounded to the nearest whole number. As used in the tables which follow, the weighted average life of a class of notes is determined by:

 . multiplying the amount of each principal payment on a note by the number of years from the date of the issuance of the note to the related distribution date,

 .  adding the results, and

 .  dividing the sum by the related initial principal amount of the note.

            PERCENT OF INITIAL NOTE PRINCIPAL BALANCE AT VARIOUS ABS

                                  PERCENTAGES

                                  Class A-1 Notes             Class A-2 Notes
                            ---------------------------  --------------------------
Distribution Date            0.00%  1.00%  1.70%  2.50%  0.00%  1.00%  1.70%  2.50%
-----------------            -----  -----  -----  -----  -----  -----  -----  -----
Closing Date                  100    100    100    100    100    100    100    100
July 5, 2000                   96     93     90     87    100    100    100    100
August 5, 2000                 88     80     74     68    100    100    100    100
September 5, 2000              77     63     53     42    100    100    100    100
October 5, 2000                66     47     33     17    100    100    100    100
November 5, 2000               55     30     13      0    100    100    100     96
December 5, 2000               44     14      0      0    100    100     96     84
January 5, 2001                33      0      0      0    100     99     86     72
February 5, 2001               21      0      0      0    100     90     76     60
March 5, 2001                  10      0      0      0    100     82     66     48
April 5, 2001                   0      0      0      0     99     74     57     37
May 5, 2001                     0      0      0      0     93     66     47     26
June 5, 2001                    0      0      0      0     87     59     40     18
July 5, 2001                    0      0      0      0     84     54     33     10
August 5, 2001                  0      0      0      0     80     49     27      1
September 5, 2001               0      0      0      0     77     43     20      0
October 5, 2001                 0      0      0      0     73     38     14      0
November 5, 2001                0      0      0      0     70     33      7      0
December 5, 2001                0      0      0      0     66     28      1      0
January 5, 2002                 0      0      0      0     63     22      0      0
February 5, 2002                0      0      0      0     59     17      0      0
March 5, 2002                   0      0      0      0     55     12      0      0
April 5, 2002                   0      0      0      0     51      7      0      0
May 5, 2002                     0      0      0      0     47      2      0      0
June 5, 2002                    0      0      0      0     43      0      0      0
July 5, 2002                    0      0      0      0     39      0      0      0
August 5, 2002                  0      0      0      0     35      0      0      0
September 5, 2002               0      0      0      0     31      0      0      0
October 5, 2002                 0      0      0      0     27      0      0      0
November 5, 2002                0      0      0      0     23      0      0      0
December 5, 2002                0      0      0      0     18      0      0      0
January 5, 2003                 0      0      0      0     14      0      0      0
February 5, 2003                0      0      0      0      9      0      0      0
March 5, 2003                   0      0      0      0      5      0      0      0
April 5, 2003                   0      0      0      0      0      0      0      0
May 5, 2003                     0      0      0      0      0      0      0      0
June 5, 2003                    0      0      0      0      0      0      0      0
July 5, 2003                    0      0      0      0      0      0      0      0
August 5, 2003                  0      0      0      0      0      0      0      0
September 5, 2003               0      0      0      0      0      0      0      0
October 5, 2003                 0      0      0      0      0      0      0      0
November 5, 2003                0      0      0      0      0      0      0      0
December 5, 2003                0      0      0      0      0      0      0      0
January 5, 2004                 0      0      0      0      0      0      0      0
February 5, 2004                0      0      0      0      0      0      0      0
March 5, 2004                   0      0      0      0      0      0      0      0
April 5, 2004                   0      0      0      0      0      0      0      0
May 5, 2004                     0      0      0      0      0      0      0      0
June 5, 2004                    0      0      0      0      0      0      0      0
July 5, 2004                    0      0      0      0      0      0      0      0
August 5, 2004                  0      0      0      0      0      0      0      0
September 5, 2004               0      0      0      0      0      0      0      0
October 5, 2004                 0      0      0      0      0      0      0      0
November 5, 2004                0      0      0      0      0      0      0      0
December 5, 2004                0      0      0      0      0      0      0      0
January 5, 2005                 0      0      0      0      0      0      0      0
February 5, 2005                0      0      0      0      0      0      0      0
March 5, 2005                   0      0      0      0      0      0      0      0
Weighted Average Life (in    0.52   0.38   0.33   0.29   1.90   1.26   1.00   0.82
 Years)

            PERCENT OF INITIAL NOTE PRINCIPAL BALANCE AT VARIOUS ABS
                                  PERCENTAGES

                                  Class A-3 Notes             Class A-4 Notes
                             --------------------------  --------------------------
Distribution Date            0.00%  1.00%  1.70%  2.50%  0.00%  1.00%  1.70%  2.50%
-----------------            -----  -----  -----  -----  -----  -----  -----  -----
Closing Date                  100    100    100    100    100    100    100    100
July 5, 2000                  100    100    100    100    100    100    100    100
August 5, 2000                100    100    100    100    100    100    100    100
September 5, 2000             100    100    100    100    100    100    100    100
October 5, 2000               100    100    100    100    100    100    100    100
November 5, 2000              100    100    100    100    100    100    100    100
December 5, 2000              100    100    100    100    100    100    100    100
January 5, 2001               100    100    100    100    100    100    100    100
February 5, 2001              100    100    100    100    100    100    100    100
March 5, 2001                 100    100    100    100    100    100    100    100
April 5, 2001                 100    100    100    100    100    100    100    100
May 5, 2001                   100    100    100    100    100    100    100    100
June 5, 2001                  100    100    100    100    100    100    100    100
July 5, 2001                  100    100    100    100    100    100    100    100
August 5, 2001                100    100    100    100    100    100    100    100
September 5, 2001             100    100    100     90    100    100    100    100
October 5, 2001               100    100    100     79    100    100    100    100
November 5, 2001              100    100    100     67    100    100    100    100
December 5, 2001              100    100    100     56    100    100    100    100
January 5, 2002               100    100     92     45    100    100    100    100
February 5, 2002              100    100     83     34    100    100    100    100
March 5, 2002                 100    100     74     24    100    100    100    100
April 5, 2002                 100    100     65     14    100    100    100    100
May 5, 2002                   100    100     56      3    100    100    100    100
June 5, 2002                  100     95     48      0    100    100    100     95
July 5, 2002                  100     88     40      0    100    100    100     87
August 5, 2002                100     81     31      0    100    100    100     80
September 5, 2002             100     74     23      0    100    100    100     73
October 5, 2002               100     66     15      0    100    100    100     66
November 5, 2002              100     59      8      0    100    100    100     59
December 5, 2002              100     52      0      0    100    100    100     53
January 5, 2003               100     45      0      0    100    100     94     47
February 5, 2003              100     38      0      0    100    100     88     41
March 5, 2003                 100     31      0      0    100    100     83     35
April 5, 2003                 100     24      0      0    100    100     77      0
May 5, 2003                    93     17      0      0    100    100     72      0
June 5, 2003                   86     11      0      0    100    100     67      0
July 5, 2003                   79      4      0      0    100    100     62      0
August 5, 2003                 72      0      0      0    100     98     57      0
September 5, 2003              64      0      0      0    100     93     52      0
October 5, 2003                57      0      0      0    100     88     48      0
November 5, 2003               49      0      0      0    100     83     44      0
December 5, 2003               42      0      0      0    100     78     39      0
January 5, 2004                34      0      0      0    100     73     35      0
February 5, 2004               26      0      0      0    100     68      0      0
March 5, 2004                  18      0      0      0    100     63      0      0
April 5, 2004                   9      0      0      0    100     59      0      0
May 5, 2004                     1      0      0      0    100     54      0      0
June 5, 2004                    0      0      0      0     94     50      0      0
July 5, 2004                    0      0      0      0     87     45      0      0
August 5, 2004                  0      0      0      0     80     41      0      0
September 5, 2004               0      0      0      0     73     36      0      0
October 5, 2004                 0      0      0      0     66     32      0      0
November 5, 2004                0      0      0      0     59      0      0      0
December 5, 2004                0      0      0      0     52      0      0      0
January 5, 2005                 0      0      0      0     44      0      0      0
February 5, 2005                0      0      0      0     37      0      0      0
March 5, 2005                   0      0      0      0      0      0      0      0
Weighted Average Life (in    3.47   2.60   2.06   1.62   4.52   4.00   3.29   2.56
 Years)

Delinquency and Loan Loss Information

     The following tables provide information relating to AmeriCredit's delinquency and loan loss experience for each period indicated with respect to all automobile loans it has purchased and serviced. This information includes the experience with respect to all automobile loans in AmeriCredit's portfolio of automobile loans serviced during each listed period, including automobile loans which do not meet the criteria for selection as an automobile loan.

                             Delinquency Experience

Financed vehicles which have been repossessed but not yet liquidated and bankrupt accounts which have not yet been charged off are both included as delinquent accounts in the table below.


                                                 At March 31,                                       At June 30,
                                   ------------------------------------------------   ------------------------------------------
                                           2000                        1999                   1999                  1998
                                  ---------------------       ---------------------   ----------------------  ------------------
                                   Number                      Number                  Number                  Number
                                     of                          of                      of                      of
                                  Contracts    Amount         Contracts    Amount     Contracts   Amount      Contracts   Amount
                                  ---------------------       ----------------------  ----------------------  ------------------
Portfolio at end of
 period(1)                         514,603   $5,949,918         320,863   $3,553,208    366,262   $4,105,468 213,549   $2,302,516
Period of Delinquency(2)
 31-60 days(3)                      31,902   $  360,169          20,444   $  220,022     25,423   $  277,592  12,259   $  126,012
 61-90 days                          7,916       87,720           4,303       45,617      5,230       53,487   2,545       25,847
 91 days or more                     3,524       36,216           3,306       35,051      2,007       20,026   3,891       33,328
                                   -------      -------          ------      -------     ------      -------  ------      -------
Total Delinquencies                 43,342   $  484,105          28,053   $  300,690     32,660   $  351,105  18,695   $  185,187
Repossessed Assets                   3,869       45,089           2,783       31,431      3,207       37,773   1,732       18,818
                                   -------      -------          ------      -------     ------      -------  ------      -------
Total Delinquencies and             47,211   $  529,194          30,836   $  332,121     35,867   $  388,878  20,427   $  204,005
  Repossessed Assets               =======      =======          ======      =======     ======      =======  ======      =======

Total Delinquencies as a               8.4%         8.1%            8.7%         8.5%       8.9%         8.6%    8.8%         8.1%
 Percentage of the
 Portfolio
Total Repossessed Assets               0.8%         0.8%            0.9%         0.9%       0.9%         0.9%    0.8%         0.9%
 as a Percentage of the            -------      -------          ------      -------     ------      -------  ------      -------
 Portfolio
Total Delinquencies and                9.2%         8.9%            9.6%         9.4%       9.8%         9.5%    9.6%         8.9%
 Repossessed Assets as a           =======      =======          ======      =======     ======      =======  ======      =======
 Percentage of the
 Portfolio

____________________________________
(1) All amounts and percentages are based on the Principal Balances of the Receivables. Principal Balances include some portion of accrued interest. All dollar amounts are in thousands of dollars.
(2) AmeriCredit considers a loan delinquent when an Obligor fails to make a contractual payment by the due date. The period of delinquency is based on the number of days payments are contractually past due.
(3)  Amounts shown do not include loans which are less than 31 days delinquent.

                              Loan Loss Experience

                                                 Nine Months Ended March 31,    Fiscal Year Ended June 30,
                                                 --------------------------     --------------------------
                                                      2000           1999           1999          1998
                                                   ----------     ----------     ----------     ----------
Period-End Principal Outstanding(1)                $5,949,918     $3,553,208     $4,105,468     $2,302,516
Average Month-End Amount Outstanding During
 the Period(1)                                      5,011,150      2,892,752      3,129,463      1,649,416
Net Charge-Offs(2)                                    154,904        103,891        147,344         88,002
Net Charge-Offs as a Percentage of Period-End
 Principal Outstanding(3)                                 3.5%           3.9%           3.6%           3.8%
Net Charge-Offs as a Percent of Average
 Month-End Amount Outstanding(3)                          4.1%           4.8%           4.7%           5.3%

____________________________________
(1) All amounts and percentages are based on the Principal Balances of the Receivables. Principal Balances include some portion of accrued interest. All dollar amounts are in thousands of dollars.
(2) Net Charge-Offs equal Gross Charge-Offs minus Recoveries. Gross Charge-Offs do not include unearned finance charges and other fees. Recoveries include repossession proceeds received from the sale of repossessed Financed Vehicles net of repossession expenses, refunds of unearned premiums from credit life and credit accident and health insurance and extended service contract costs obtained and financed in connection with the vehicle financing and recoveries from Obligors on deficiency balances.
(3)  Annualized.